UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 31, 2007

Danaher Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08089	59-1995548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C.	20006-1813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-828-0850

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, in July 2007, Danaher Corporation (the “Company”) completed the sale of its power quality business to Thomas & Betts Corporation. As a result of the sale, the Company reclassified the operations of the power quality business as a discontinued operation. Accordingly, the Company is filing this Current Report on Form 8-K to update our previously filed audited consolidated financial statements as of December 31, 2005 and 2006 and for each of the three years in the period ending December 31, 2006 to reflect the reclassification of the power quality business as a discontinued operation. These reclassifications had no effect on our reported net earnings or earnings per common share. Unaudited historical consolidated financial information for the quarter ended September 28, 2007 reflecting the power quality business as a discontinued operation was included in the Company’s Quarterly Report on Form 10-Q for that period, which was filed with the SEC on October 18, 2007. Item 8 (Financial Statements and Supplementary Data) of Part II of our 2006 Annual Report on Form 10-K for the year ended December 31, 2006, updated for the reclassification described above, is attached as Exhibit 99.1 hereto.

The updated historical results, reflecting the reclassification described above, have no material impact on the disclosure in the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations presented in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2004, 2005 and 2006 and have no material impact on the disclosure in the description of the Company’s Business presented in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2004, 2005 and 2006.

The financial information contained in this Current Report is presented as of December 31, 2004, 2005 and 2006, as indicated in each case in Exhibit 99.1, and except as indicated above, this information has not been updated to reflect financial results or any other changes or developments subsequent to the applicable date.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited reclassified historical consolidated financial information for the fiscal years ended December 31, 2004, 2005 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007	DANAHER CORPORATION

	By:	/s/ Daniel L. Comas
Daniel L. Comas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited reclassified historical consolidated financial information for the fiscal years ended December 31, 2004, 2005 and 2006.